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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) June 15, 1998
                                                 ----------------

                              RMS TITANIC, INC.
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               (Exact Name of Registrant as specified in charter)



        Florida                    000-24452               29-2753162
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(State or other jurisdic-         (Commission            (IRS Employer
 tion of incorporation)           File Number)         Identification No.)


17 Battery Place, Suite 203
New York, New York                                      10004
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code   (212) 558-6300
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Items 5 and 7

     The registrant is filing, as an exhibit hereto, the form of Form 10-K for the fiscal year ended February 28, 1997 that has been approved for filing by George Tulloch, the Principal Executive Officer and Acting Principal Financial and Accounting Officer of the registrant. As reflected by Form 8-K dated July 3, 1997, as amended September 2, 1997, directors of the registrant, other than Mr. Tulloch, were removed as directors of the registrant by written consent of a majority of shareholders dated May 1, 1997, with such removal to become effective twenty (20) days after the distribution of an Information Statement required under the provisions of the Securities Act of 1934, as amended. Additionally, as reflected by Item 4 of Form 10-Q for the quarter ended August 31, 1998, by written consent of a majority of shareholders dated August 29, 1997, in lieu of an annual meeting, George Tulloch, Allan H. Carlin, Arnie Geller, G. Michael Harris and Kurt Hothorn were elected as directors of the Company. In the event that the removal of the directors as described above becomes effective prior to the election of directors as described above, Mr. Tulloch, pursuant to authority under the Bylaws of the Company, intends to appoint Messrs. Carlin, Geller, Harris and Hothorn as directors of the Company.

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned therunto duly authorized.

                                       RMS TITANIC, INC.


Dated:  June 22, 1998                 /s/ George Tulloch
                                      -------------------------------------
                                      George Tulloch
                                      President and Principal Executive Officer

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                                EXHIBIT INDEX
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Exhibit 99.   Form 10-K for the fiscal year ended February 28, 1998